Supplement dated January 21, 2022,
to the Prospectus and Statement of Additional Information
dated September 1, 2021 for:

MassMutual EnvisionSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

This supplement amends certain information in the above-referenced prospectus (“Prospectus”) and Statement of Additional Information (“SAI”):

•	The heading on page 50 of the Prospectus is deleted and replaced with the following to correct a scrivener’s error:

RetirePay Termination

•	The following fund changes occurred effective November 1, 2021:

o	American Century Investment Management, Inc. replaced T. Rowe Price Associates, Inc. as the investment sub-adviser to the MML Small Company Value Fund. All references in the Prospectus to T. Rowe Price Associates, Inc. as the investment adviser to the Fund are replaced with American Century Investment Management, Inc.

o	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Prospectus to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.

o	The current expenses for the MML Small Company Value Fund and MML International Equity Fund were reduced by fee waivers.
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•	The following replaces the information for the MML Small Company Value Fund and the MML International Equity Fund in Appendix A of the Prospectus effective November 1, 2021:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.16%(5)	8.92%	11.77%	9.38%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Advisers: Harris Associates L.P. and Massachusetts Financial Services Company	1.22%(5)	5.07%	6.88%	―

(5)	These Funds, and their investment advisers, have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. These contractual arrangements are designed to reduce the funds’ total current expenses for Contract Owners and will continue past the current year.

•	The chart in Appendix G is deleted and replaced with the following:

State	Feature	Variation
Delaware	Replacement Free Look Period	Requires 20-day free look period for replacements.
Florida	Right to Cancel Your Contract	Requires 21-day free look period for both new business and replacements
	Maximum Total Purchase Payments	Prohibits aggregating multiple contracts to determine cumulative purchase payment limit.
	Annuity Date	The Annuity Date cannot be earlier than 13 months after the Contract is purchased.
	Dollar Cost Averaging Fixed Account (DCA Fixed Account)	Prohibits reservation of right to restrict allocation of Purchase Payments to DCA Fixed Account.
	Transfers During Accumulation Phase	Prohibits reservation of right to suspend or modify Contract Owner ability to make transfers to fixed account.
North Dakota	Free Look Period	Contract must be returned within 20 days of receipt, including where Contract is issued as a replacement.
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•	The Fixed Annuity Payout Rates section of the SAI is deleted and replaced with the following:

FIXED ANNUITY PAYOUT RATES

The assumptions for determining the Fixed Annuity Payout Rates are:

(1)  The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.

(2)  Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year Age setback applied in all instances. For example, age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the Age has been determined, the setback would then be applied (e.g. Age 65 will be considered Age 60).

(3)  An effective annual interest rate of 0.10%.

If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for the Contract, the higher rates will be used.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call the MassMutual Customer Service Center at 1-800-272-2216. Our Service Center is open Monday through Friday between 8 a.m. and 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

January 21, 2022	page 3 of 3	AN2703_21_1